SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2006

Futomic Industries, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	000-31361	22-3720628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8717-53 Avenue 2nd Floor Edmonton, Alberta, Canada	T6E 5E9
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (780) 485-1257

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 8.01 Other Events.

On August 7, 2006, our Board of Directors approved a forward split of five to one in which each shareholder of record on August 7, 2006, will be issued five common shares in exchange for each share of their currently issued common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTOMIC INDUSTRIES, INC.

By: /s/ Francisco Schipperheijn
Francisco Schipperheijn